Exhibit 99.1 Corporate Update June 2025 Slide 1

Legal Disclaimer & Forward-Looking Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the Food and Drug Administration (FDA), the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations and any statements of expectation or belief regarding future events, potential markets or market size, or technology developments. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Corporate Presentation June 2025 2

Biomea Fusion: Oral Small Molecules For Diabetes and Obesity

- Potentially transformative disease-modifying activity in type 2 diabetes (T2D): Targets a root cause by restoring functional beta cells to enable endogenous insulin production – A result not achieved by currently available therapies
- Icovamenib is a menin inhibitor showing an emerging competitive clinical profile, demonstrating significant and durable HbA1c reductions, up to ~1.5% sustained well beyond end of treatment
- Oral, short-course therapy designed for durability and boost adherence and persistence, addressing a key barrier in chronic T2D management
- Addresses a critical unmet need in insulin-deficient T2D, the most vulnerable patient group at highest risk of macrovascular (CV) complications, rapid treatment failure, and fastest progression to insulin dependence
- Synergistic with GLP-1 therapies, expanding reach across broader T2D populations, and demonstrating additional benefits in weight loss, glucose control and muscle mass preservation in preclinical combination studies
- Efficient and cost-effective clinical pathway, with potential for a shorter Phase III program due to short term treatment - based on initial regulatory feedback
- Advancing BMF-650, a next-generation oral GLP-1 RA with best-in-class potential, into clinical development later this year

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Biomea Fusion: A Diabetes and Obesity Medicines Company

"We believe we may have a method to reverse diabetes, to reset the body, so diabetes patients no longer require ongoing medication."

	Study	Indications	Anticipated Milestones for 2H 2025
ICOVAMENIB Menin Program (Potential First-In-Class)	COVALENT-111 Phase II	Type 2 Diabetes	52 Week Follow-up Data (26 Week Follow-up Data announced 12/24)
	COVALENT-112 Phase II	Type 1 Diabetes	52 Week Follow-up Data from those patients that completed original 12 weeks of dosing
	COVALENT- 211 Phase IIb	Type 2 Diabetes Severe Insulin Deficient Diabetes	FDA Type C Meeting Update Planned Initiation of Phase IIb in Severe Insulin Deficient Patients (discuss Phase III Pgm requirements)
	COVALENT- 212 Phase II	Type 2 Diabetes Combination with GLP-1 based therapies	Planned Initiation of Phase II in Patients uncontrolled on GLP-1 based therapies
BMF-650 Oral GLP-1RA	IND-Enabling Studies	Diabetes/Obesity	Weight Reduction in Obese Monkeys Preclinical Update – 2Q 2025 Planned Initiation of Phase I Study in Obese Healthy Volunteers 2H 2025

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Biomea Fusion Pipeline Summary: Two High-Value Programs Targeting Unmet Needs in Diabetes & Obesity

	ICOVAMENIB	BMF-650
Mechanism of Action	Novel Menin Inhibition *Enhanced insulin production driven by a restored and functionally improved pool of pancreatic beta cells*	Oral GLP-1 RA *Demonstrated in preclinical studies, appetite suppression comparable to orforglipron with potential improved tolerability*
Route of Administration	Oral	Oral
Program Highlights	Greatest HbA1c reductions were observed in insulin-deficient diabetes patients among all patients in the study (a population with poor glycemic control and limited treatment options) Durable HbA1c improvement sustained through week 26, over 3 months after last dose (follow-up through week 52 is ongoing) In combination with GLP-1 RA, icovamenib enhanced insulin secretion, drove quality weight loss, and preserved muscle mass	Built on similar scaffold as orforglipron Drive for Best-in-Class Status with optimized exposure profile Improved PK properties (greater bioavailability, less variability, and well sustained exposure during dosing intervals) Increased AUC to drive greater weight loss and tolerability (higher plasma protein binding for better tolerability) Superior glucose regulation and robust weight loss efficacy in non-human primates
Market Opportunity	**Over 7M[1] Addressable U.S. Target Patients and over 11M[2] in the EU** **$6B current US gross revenue potential** (10% uptake x $10k in target T2D patients[3])	Current estimates for U.S. obesity drug market is **approximately $50B[3] annual US gross revenue potential by 2030**
Anticipated Milestone	52 Week Data Read Out expected in 2H 2025 Phase IIb study proposal expected to be shared with FDA in 2H 2025	Weight Reduction in Obese Monkeys Preclinical Update – Expected 2Q 2025 IND submission targeted for 2H 2025

1. Zohu Lancet 2024; 404: 2077–93
2. IDF www.diabetesatlas.org
3. Horizon Grand View Research and Morgan Stanely research estimates

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Biomea Pipeline: Advancing Potential First-in-Class and Best-in-Class Approaches for Diabetes and Obesity

Program/ Asset	Route of Admin	Pre-Clinical	Phase I	Phase II	Phase III	Global Rights	Next Milestone in 2H 2025
Icovamenib Potential First-in-Class *Oral Menin Inhibitor Monotherapy with combo potential*	**Oral**	**Type 2 Diabetes**					
		COVALENT-111 – T2D ongoing				biomea fusion	**52 Week Follow up data expected 2H 2025**
		Type 2 Diabetes - Severe Insulin Deficiency					
		COVALENT-211 – T2D planned				biomea fusion	**Commencement of Phase IIb study expected in 2H 2025**
		Type 2 Diabetes – Combo Study with GLP-1 - RA					
		COVALENT-212 – T2D planned				biomea fusion	**Commencement of Phase IIa study expected in 2H 2025**
BMF-650 Potential Best-in-Class *Oral GLP-1 RA Monotherapy*	**Oral**	**Obesity/ Type 2 Diabetes**					
		IND Enabling Studies				biomea fusion	**IND clearance expected in 2H 2025 Commencement of Phase I in 2H 2025**

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Short Course of Icovamenib Demonstrated Clinically Significant Impact on HbA1c Reductions in a Severe Insulin-Deficient Population Placebo-Adjusted Mean Change in HbA1c at Week 26 = 1.5% (p=0.02) Patients Uncontrolled with at Least 1 Prior Therapy Oral Icovamenib Regimen Ends at 12 Weeks, HbA1c Continues to Decrease: 52-week Data Expected 2H 25 Corporate Presentation June 2025 7

High Unmet Need in Patients with Severe Insulin-Deficient Type 2 Diabetes $6B + Estimated U.S. Revenue Potential (based on 10% penetration at 10K/yearly) 150M 7M 60+ approved T2D Severe Insulin- Severe Insulin- therapies, all chronic Deficient T2D Deficient T2D agents and none worldwide cases US cases address a root cause of the disease 1 2 2022 Global Estimates 2025 U.S. Estimates of all T2D patients are severely insulin-deficient, this group has the 18-44% 3 highest failure rates among all T2D subgroups Depending on ethnicity 1. Zohu Lancet 2024; 404: 2077–93 (adjusted by company to account for Severe Insulin-deficient patients). 2. IDF www.diabetesatlas.org. 3. Fendo2022 doi: 10.3389/fendo.2022.927661 https://doi.org/10.1371/journal.pone.0304036. Corporate Presentation June 2025 8

Current Chronic Diabetes Treatments: Despite Initial Effectiveness, There is No Lasting Impact Impact of tirzepatide on HbA1c: Sustained Reduction Mean Time to Loss of Glucose Control (HbA1c>7%) During Treatment, Rebound After Discontinuation Nathan, et al. N Engl J Med 2022;387:1063-107 Kubota M, et al. Cureus. 2023 Oct 4;15(10) Despite a multitude of standard-of-care therapies, 50% of people with diabetes continue to have uncontrolled glucose levels. There is a need for novel, durable solutions to improve long-term outcomes. Corporate Presentation June 2025 9

Challenges with Current Standard of Care:
Many Patients Fail to Achieve Glycemic Control or Stay on Therapy

Discontinuation rates of T2D Therapies[1-2]



GLP-1 RAs
up to
75%
12 months
SGLT2i
69%
18 months
DPP-4i
74%
18 months

Poor Adherence is a Key Driver of the Efficacy Gap Between Clinical Trial Results and Real-World Results[3]



GLP-1 Clinical Trial Results
GLP-1 Real-World Results[b]
Explaining The GAP
Change in HbA1c (%)
0
−0.2
−0.4
−0.6
−0.8
−1.0
−1.2
−1.4
−1.6
-1.04%
-0.52%
GAP
75%
25%
ADHERENCE[c]
BASELINE CHARACTERISTICS, ADDITIONAL DRUG THERAPY

1. Khan, et al. JAMA 2024 doi:10.1001/jama.2024.22284.
2. Alkabbani W, et al. Diabetes Obes Metab. 2023;25:3490-3500
3. Edelman S. Diabetes Care 2017;40(11):1425–1432

[b]Optum/Humedica SmartFile database (2007–2014) was used [GLP-1 RA (221 patients); DPP-4i (652 patients)]. Change in HbA1c measured from drug initiation to 365±90 days later.
[c]Medical adherence classified as poorly adherent if percentage of days covered (PDC) <80%.

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Today’s T2D Agents are not Addressing a Root Cause of Diabetes: The Progressive Decline in Beta-Cell Mass and Function Currently Approved Therapies Loss of Beta-Cell Function Target the Symptoms of T2D, Not a Root Cause A Root Cause of Diabetes Leading to Insulin Deficiency HYPERGLYCEMIA Years from diagnosis Nat Rev Endocrinol. 2016;12:337–346 Adapted from DeFronzo RA. Diabetes. 2009;58:773-795. Corporate Presentation June 2025 11 Beta-cell function (%)

Type 2 Diabetes (T2D) is a Heterogeneous Disease – Two Core Drivers Analysis from two independent 4,000 patient studies, (ADOPT and RECORD) INSULIN RESISTANT DIABETES INSULIN-DEFICIENT DIABETES Severe insulin- Mild age-related Severe insulin Mild obesity- deficient diabetes resistant related diabetes (MARD) diabetes diabetes (SIDD) (SIRD) (MOD) Initial target group for icovamenib 18% 39% 22% 15% Median HOMA-B 49% Median HOMA-B 64% Median HOMA-B 74% Median HOMA-B 101% Median HbA1c 8.3% Median HbA1c 7.0% Median HbA1c 7.2% Median HbA1c 7.0% 2 2 2 2 Median BMI 29 kg/m Median BMI 29 kg/m Median BMI 36 kg/m Median BMI 34 kg/m Ahlqvist et al. Lancet Diabetes Endocrinol 2018; 6: 361–69 Corporate Presentation June 2025 12

Icovamenib: Potential First-in-Class Disease Modifying Candidate for Diabetes

Mechanism of Action: Selective & Partial Menin Inhibition

Dual Effect

Beta Cell Quantity & Function

- ↑ **Increased Beta Cell Mass and Function**
- ↑ **Increased Insulin Synthesis and Secretion**

GLP-1 Receptor Expression

- ↑ **Increased GLP-1 Receptor Expression & Incretin Effect**
- ↑ **Enhanced Weight Loss with Preservation of Muscle Mass in Preclinical Combination Studies**

Icovamenib Differentiating Features

- ✓ Oral – Convenient, once-daily oral therapy
- ✓ Non-Chronic – Limited duration dosing with sustained effect
- ✓ Well Tolerated – Favorable safety profile observed to date
- ✓ MOA complementary to other agents used

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COVALENT-111 Phase 2a Double-Blinded, Randomized Placebo Controlled Study in Type 2 Diabetes Topline Results at 26 Weeks

COVALENT-111 Expansion Cohort Trial Design Phase 2a Randomized, Double-Blind, Placebo-controlled Study in Participants with T2D Eligibility Criteria • Adults (18-65 years) with T2D (<7 years) • HbA1c 7.0-10.5% N=216 icovamenib • BMI 25-40 kg/m2 Planned x12 wks 100 mg (QD) • Treated with up to 3 Participants antidiabetic agents 3:1 (excluding insulin and SFUs) • N=72 participants per arm (3:1 ratio, icovamenib: PBO) Corporate Presentation June 2025 15

COVALENT-111 Expansion Cohort Baseline Demographics and Characteristics Per Protocol Population on 1 or more antihyperglycemic agents at baseline (N=165) Arm A Arm B Arm C Combined Arms Combined Arms Icovamenib Icovamenib Icovamenib Parameter icovamenib Placebo (8 weeks of dosing 100mg (12 weeks of dosing 100 mg (8 weeks of 100 mg QD + 4 Mean (SD) or % QD) QD) weeks of 100 BID) (N=115) (N=50) (N=45) (N=37) (N=33) Age (yr) 55 (7) 56 (6) 51 (10) 54 (8) 55 (7) Duration of T2D Diagnosis (yr) 4.3 (1.8) 4.7 (1.8) 4.2 (2.2) 4.4 (1.9) 4.3 (2.0) Sex (% Female) 31 54 36 40 42 HbA1c (%) 8.3 (1.1) 8.3 (1.0) 8.0 (0.8) 8.2 (1.0) 8.3 (1.0) Fasting C-peptide (ng/mL) 3.4 (1.2) 3.9 (1.7) 3.7 (1.8) 3.7 (1.5) 3.5 (1.4) 2 BMI (kg/m ) 30.9 (4.7) 32.6 (4.5) 32.4 (4.9) 31.9 (4.7) 32.6 (4.1) 2 BMI <30 kg/m (%) 49 24 30 36 26 2 BMI ≥30 kg/m (%) 51 73 70 63 74 Demographics and baseline characteristics were well matched between icovamenib- and placebo-treated participants Corporate Presentation June 2025 16

COVALENT-111 Expansion Cohort Antihyperglycemic Agents at Baseline Per Protocol Population on 1 or more antihyperglycemic agents at baseline (N=165) Arm A Arm C Arm B Combined Arms Combined Arms Icovamenib Icovamenib Icovamenib icovamenib Placebo Parameter (8 weeks of dosing 100mg (8 weeks of 100 mg QD + (12 weeks of dosing 100 mg QD) QD) 4 weeks of 100 BID) (N=115) (N=50) (N=37) (N=45) (N=33) Number of T2D Medications, n (%) 0 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) 1 39 (87) 23 (62) 23 (70) 85 (74) 41 (82) 2 4 (9) 11 (30) 7 (21) 22 (19) 7 (14) 3 2 (4) 3 (8) 3 (9) 8 (7) 2 (4) Metformin Monotherapy, n (%) 36 (80) 18 (49) 22 (67) 76 (66) 38 (76) SGLT2i, n (%) 6 (13) 13 (35) 8 (24) 27 (23) 8 (16) DPP4i, n (%) 3 (7) 5 (14) 3 (9) 11 (10) 2 (4) GLP-1 based agent, n (%) 3 (7) 3 (8) 5 (15) 11 (10) 4 (8) Most participants treated with metformin monotherapy with approximately 20% treated with SGLT2i, 10% with DPP4i, and 10% with GLP-based medicines Corporate Presentation June 2025 17

COVALENT-111 Expansion Cohort T2D Subtype at Baseline Per Protocol Population on 1 or more antihyperglycemic agents at baseline (N=165) Arm B Arm C Arm A Combined Arms Combined Arms Icovamenib Icovamenib Icovamenib Parameter icovamenib Placebo (12 weeks of dosing 100 mg) (8 weeks of 100 mg QD + 4 (8 weeks of dosing 100mg QD) QD weeks of 100 BID) (N=115) (N=50) (N=45) (N=37) (N=33) SIDD, n (%) 12 (27) 7 (19) 4 (12) 23 (20) 11 (22) MARD, n (%) 11 (24) 6 (16) 5 (15) 22 (19) 8 (16) MOD, n (%) 20 (44) 21 (57) 23 (70) 64 (56) 27 (54) SIRD, n (%) 2 (4) 3 (8) 1 (3) 6 (5) 4 (8) SIDD = Severe Insulin-Deficient Diabetes MARD = Mild Age-Related Diabetes MOD = Mild Obesity-Related Diabetes SIRD = Severe Insulin-Resistant Diabetes Despite all participants being overweight or obese, approximately 40% were in the insulin-deficient subgroups (SIDD and MARD) Corporate Presentation June 2025 18

COVALENT-111 Expansion Cohort Change in HbA1c from Baseline at Week 26 by Study Arm Per Protocol Population taking 1 or more antihyperglycemic medications at baseline, by study arm (A, B, C, and Placebo) All Participants Across Arms A, B, and C Mean Change in HbA1c Over Time (n=115 Active; n=50 Placebo) 0.4 0.2 0 -0.2 P=0.13 Placebo (N=50) Arm A (N=45) P=0.16 -0.4 Arm B (N=37) Arm C (N=33) -0.6 P=0.01* I c o va m en i b I c o va m en i b Treatment Period O f f -Treatment Period -0.8 Wk 0 Wk 4 Wk 8 Wk 12 Wk 16 Wk 22 Wk 26 Time (Weeks) Corporate Presentation June 2025 19 Mean Change HbA1c (%)

COVALENT-111 Expansion Cohort Change in HbA1c from Baseline at Week 26, SIDD Participants Per Protocol Population taking 1 or more antihyperglycemic medications at baseline (study arms combined and placebo) Participants with Pre-specified Severe Insulin-Deficient Diabetes Mean Change in HbA1c Over Time Arm A, B, and C (n=23 Active; n=11 Placebo) Arm B (n=7 Active; n=11 Placebo) Arm A: 8 weeks of dosing 100mg QD; Arm B: 12 weeks of dosing 100 mg QD; Arm C: 8 weeks of 100 mg QD + 4 weeks of 100 BID Corporate Presentation June 2025 20

Despite Short Course Oral Dosing, Icovamenib Performed in Line with GLP-1 RA Therapies on HbA1c Reduction within Severe Insulin-Deficient Subgroup

Currently Approved Type 2 Diabetes Agents w/Chronic Dosing

Therapy	Dosing Regimen	Administration Route	Observation Period	Mean HbA1c Reduction (placebo adj. %)
ICOVAMENIB (Menin Inhibitor)	**12 Weeks**	**Oral**	**Week 26**	**-1.5% (100mg)**
Ozempic (GLP 1 Agonist)	Chronic Dosing	Injectable	Week 30	-1.2 (0.5mg) -1.5 (1mg)
Mounjaro (GLP-1/GIP Agonist)	Chronic Dosing	Injectable	Week 40	-1.7 (5mg) -1.6 (15mg)
Jardiance (SGLT2 Inhibitor)	Chronic Dosing	Oral	Week 24	-0.7 (10mg) -0.9 (25mg)
Januvia (DPP4 Inhibitor)	Chronic Dosing	Oral	Week 24	-0.8 (100mg)


Severe insulin-deficient diabetes

Ozempic FDA Label; Mounjaro FDA Label; Jardiance FDA Label; Januvia Label

Disclaimer: The data presented above are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable.

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Pre-specified Patients with Severe Insulin-Deficient Diabetes had the Lowest Baseline Insulin, as Measured by the C-peptide Index during a 2-hour OGTT C-peptide Index at Baseline • The C-peptide Index is a well-validated measure of (mITT Population) beta-cell function (C-peptide per unit of glucose as measured during OGTT, a standardized test). By comparing the levels of C-peptide to glucose, healthcare providers can evaluate how effectively the pancreas is producing insulin in response to blood glucose levels. • The lowest insulin production occurred in participants with Severe Insulin-Deficient Diabetes • By contrast, the highest insulin production occurred in participants with Severe Insulin-Resistant Diabetes Mean 631 Mean 153 Mean 222 Mean 240 Severe Insulin- Mild Age- Mild Obesity- Severe Insulin- Deficient Related Related Resistant Diabetes Diabetes Diabetes Diabetes Corporate Presentation June 2025 22 C-peptide Index (10^4*(ng/mL/mg/dL))

COVALENT-111 Expansion Cohort Icovamenib Increased Insulin Secretion (measured by C-peptide) in Insulin-Deficient, but Not in Insulin-Resistant T2D Insulin-Deficient participants demonstrated an increase in C-peptide over time Active (N=23) Active (N=22) Placebo (N=11) Placebo (N=8) Week Week Insulin-Resistant participants did not demonstrate an increase in C-peptide over time Active (N=63) Active (N=6) Placebo (N=27) Placebo (N=4) SIDD, Severe Insulin-Deficient Diabetes MARD, Mild Age-Related Diabetes MOD, Mild Obesity-Related Diabetes Week Week SIRD, Severe Insulin-Resistant Diabetes Corporate Presentation June 2025 23

COVALENT-111 Expansion Cohort Icovamenib Increased Insulin Secretion as Measured by C-peptide At Week 26, there was a 53% increase in insulin secretion, with more than half of the increase occurring after icovamenib treatment ended Pre-specified Patients with Severe Insulin-Deficient Diabetes C-peptide Index Change from Baseline During OGTT I c o v a m e ni b Active (N=23) Treatment Period Placebo (N=11) 53% 7% 53% mean increase in C-peptide in patients with Severe Insulin-Deficient Diabetes (Arms A, B, and C; N=23) Corporate Presentation June 2025 24 Fold Change in C-Peptide

COVALENT-111 Expansion Cohort Change from Baseline at Week 26 in C-peptide Index Versus HbA1c Pre-specified Severe Insulin-Deficient Diabetes Participants (Arms A, B, and C) n=23 Active (N=23) 4 C-peptide Index (CPI) = 10 x Mean AUC C-peptide/Mean AUC glucose Corporate Presentation June 2025 25

COVALENT-111 Expansion Cohort Overview of Treatment Emergent Adverse Events Through 26 Weeks (Safety Population, N=267) Arm A Arm B Arm C Combined Arms Combined Arms Parameter icovamenib icovamenib icovamenib icovamenib placebo (N=67) (N=66) (N=67) (N=200) (N=67) Patients with ≥1 TEAE 18 (27) 20 (30) 14 (21) 52 (26) 19 (28) SAEs* 1 (1) 0 (0) 1 (1) 2 (1) 1 (1) Treatment Discontinuation due 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) to TEAE Study Discontinuation 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) due to TEAE Deaths 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Data are n (%) TEAE, Treatment Emergent Adverse event SAE, Serious adverse event *Arm A had an SAE of atrial fibrillation. Unrelated to study treatment and occurred during the treatment period. Subject required hospitalization and was discharged in 3 days. Subject continued in the study. *Arm C had an SAE of COVID-19. Unrelated to study treatment and occurred during the treatment period. Subject required hospitalization and was discharged in 3 days. Subject continued in the study. *Placebo Arm had an SAE of nephrolithiasis. Unrelated to study treatment and occurred during the treatment period. Subject required hospitalization and was discharged in 3 days. Subject continued in the study. Corporate Presentation June 2025 26

COVALENT-111 Expansion Cohort

ATTD Advanced Technologies & Treatments for Diabetes
19-22 MARCH 2025, AMSTERDAM & ONLINE

Treatment Emergent Adverse Events (TEAEs) Occurring in ≥5% in any Study Arm and TEAEs reported for ALT and/or AST Elevations

(Safety Population, N=267)

Parameter	Arm A icovamenib (N=67)	Arm B icovamenib (N=66)	Arm C icovamenib (N=67)	Combined Arms icovamenib (N=200)	Combined Arms placebo (N=67)
Diarrhea	4 (6)	2 (3)	1 (1)	7 (4)	0 (0)
Nausea	2 (3)	3 (5)	2 (3)	7 (4)	1 (1)
Hyperglycemia	1 (1)	4 (6)	1 (1)	6 (3)	3 (4)
Headache	0 (0)	3 (5)	1 (1)	4 (2)	3 (4)
ALT increase	2 (3)	0 (0)	2 (3)	4 (2)	0 (0)
AST increase	2 (3)	0 (0)	1 (1)	3 (2)	0 (0)

Data are n (%) of TEAE with ≥5% frequency in any arm and ALT or AST increase irrespective of incidence; Safety population
TEAE, treatment-emergent adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase
Diarrhea: In the icovamenib arms, all 7 events were Grade 1.
Nausea: In the icovamenib arms, 6 of 7 events were Grade 1 and 1 event was Grade 2 (Arm B). In the placebo arm, the 1 event was Grade 1.
Hyperglycemia: In the icovamenib arms, 5 of 6 events were Grade 2 and 1 event was Grade 1 (Arm C). In the placebo arm, all 3 events were Grade 2.
Headache: In the icovamenib arms, 3 of the 4 events were Grade 1 and 1 event was Grade 2 (Arm B). In the placebo arm, 2 of the 3 events were Grade 1 and 1 event was Grade 2.
ALT increase: In the icovamenib arms, 3 of the 4 events were Grade 1 and 1 event was Grade 2 (Arm A).
AST increase: In the icovamenib arms, all 3 events were Grade 1.

Corporate Presentation June 2025

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COVALENT-111 Expansion Cohort Subjects with TEAE of Hypoglycemia (Safety Population, N=267) Corporate Presentation June 2025 28

Summary and Conclusions

Simple, easy and only short term	▪ 12-week oral dosing led to 1.5% placebo-adjusted HbA1c reduction at Week 26 (p=0.02) in patients with severe insulin-deficient diabetes
Addresses the most critical patient population	▪ Improvements in glycemic control were most significant in participants with severe insulin-deficient diabetes, who have the highest unmet need in diabetes, highest comorbidities, and failure rate, and required insulin earlier than other subgroups[1-2]
Clinically meaningful, durable and sustained results at Week 26 (1)	▪ Pre-specified severe insulin-deficient diabetes in Arm B (100 mg QD X 12 weeks) showed a statistically significant placebo-adjusted mean reduction in HbA1c of 1.5% at Week 26 (p=0.02)
Validation of MoA Menin inhibition	▪ With menin inhibition a change in HbA1c was achieved that was highly correlated with a change in stimulated C-peptide (r=-0.7335 and P=0.0001)
Potential for long-term beta-cell restoration	▪ Insulin-deficient patients who received icovamenib demonstrated a persistent increase in C-peptide levels beyond the active treatment period, over 3 months after the final dose of icovamenib
Well-tolerated, mirroring placebo	▪ No clinically significant elevations in aminotransferases and no treatment emergent hypoglycemia
Complementary to commonly used therapies	▪ And competitively differentiated as a precision approach for type 2 diabetes

1. Ahlqvist, et al. The Lancet Diabetes & Endocrinology (2018) 6(5), 361–369
2. Sanz-Pastor, et al Front. Endocrinol., 13 March 2024

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Key Opinion Leader FIRST RESPONSES “Icovamenib's recent data has shown an impressive restoration of beta cell function as demonstrated by significant elevations in C-peptide even after the treatment period ended. This data validates the mechanism of action of this menin inhibitor as a disease modifying agent and helps address the poor adherence and persistence commonly seen in type 2 diabetes. ” Steve Edelman, M.D., Endocrinologist, Professor of Medicine UCSD / VA San Diego “The icovamenib data looks exciting. After 26 weeks there have been statistically significant and clinically relevant reductions in HbA1c and excellent tolerability in a prespecified insulin-deficient type 2 diabetes cohort. The data presented today help to confirm icovamenib’s mechanism of action. A robust increase in insulin secretion, as measured by C-peptide, was demonstrated 3 months after the icovamenib dosing period and this improvement appears to be continuing. We have not previously seen data like this with any antihyperglycemic agent. As more trials are conducted, I believe that inhibition of menin may lead to benefits across all subtypes of diabetes. I applaud Biomea for developing a potential new treatment option that may be disease modifying for patients with diabetes.” Ralph DeFronzo, M. D., Endocrinologist, Professor of Medicine UTHSCSA “Great foray into precision medicine. We need to be addressing patients in a much more individualized manner. By addressing insulin-deficient diabetes patients with icovamenib, we have seen post treatment that the beta cell pool is being restored and producing a higher level of insulin, as measured by C-peptide. This indicates a fundamental and potentially lasting impact on the disease and validates the mechanism of action of menin inhibition.” Melanie Davies, M.D., Diabetologist, Professor of Diabetes Medicine at the University of Leicester Corporate Presentation June 2025 30

Key Opinion Leader FIRST RESPONSES “Icovamenib is a very interesting molecule that acts quite differently than anything I have seen before. We are observing glucose controlled and beta cell-specific proliferation and an increase in stimulated C-peptide secretion leading to patient benefits that continued after the icovamenib dosage ended. I am very excited to further explore the many opportunities that the covalent inhibition of menin will provide to patients.” Rohit Kulkarni, M.D., Ph.D., Professor of Medicine at Harvard Medical School “The C-peptide data which was presented during ATTD is a meaningful update, as we now have insight into why insulin- deficient patients may respond better to icovamenib treatment. The potential to restore endogenous insulin production capacity is an exciting development in the treatment of type 2 diabetes.” Jeremy Pettus, M.D., Endocrinologist, Professor of Medicine UCSD “We do not have an agent today that addresses one of the root cause of diabetes - beta cell dysfunction - icovamenib would be the first. Patients are achieving lasting benefits without continuous chronic dosing, suggesting that icovamenib may be disease modifying. I am very impressed.” Alice Cheng, M.D., Endocrinologist, Associate Professor of Medicine University of Toronto “The Icovamenib data are quite interesting because of the continued effects despite having stopped it for 14 weeks. Usually, one would expect to see the HbA1c levels climb towards baseline when the medication is stopped, but with Icovamenib, the HbA1c levels decreased, which is quite intriguing and unprecedented.” Julio Rosenstock, MD., Director Velocity Clinical Research at Medical City Dallas and Clinical Professor of Medicine, Univ. of Texas Southwestern Medical Center Corporate Presentation June 2025 31

Icovamenib In Combination with GLP-1 Based Therapies in Preclinical / Clinical Experiments

Menin suppresses GLP-1 receptor signaling*

ATTD Advanced Technologies & Treatments for Diabetes
19-22 MARCH 2025, AMSTERDAM & ONLINE



Menin's role in glycemic control in the context of GLP1 action
NUCLEUS
GLP1-R
Menin
PRMT5
CREB
OFF
GLP1-R expression
OFF
Insulin expression
Pro-proliferative genes
GLP1 Receptor
Reduced Glycemic Control

Fig 1. Menin, in complex with PRMT5, is a suppressor of GLP1-R expression, leading to reduced CREB phosphorylation and GLP1 pathway function. Decreased GLP1-R expression reduces insulin secretion and expression of beta cell proliferative genes leading to blunted glycemic control.



Icovamenib enhances glycemic control in the context of GLP1 action
NUCLEUS
GLP1-R
icovamenib
Menin
PRMT5
P
CREB
ON
GLP1-R expression
ON
Insulin expression
Pro-proliferative genes
GLP1 Receptors
Enhanced Glycemic Control

Fig 2. Menin, in complex with PRMT5, is a suppressor of GLP1-R expression, leading to reduced CREB phosphorylation and GLP1 pathway function. Decreased GLP1-R expression reduces insulin secretion and expression of beta cell proliferative genes leading to blunted glycemic control. Icovamenib selectively and covalently inhibits menin, releasing its repression of GLP1-R expression and boosting CREB phosphorylation. Elevated GLP1 expression in the absence of menin leads to increased insulin production and promotes beta cell proliferation gene activation, enhancing glycemic control.

*AJP-Endocrinol Metab • doi:10.1152/ajpendo.00241.2016 • www.ajpendo.org; J. Cell Biol. 2019 Vol. 218 No. 3 855–870; The FASEB Journal. 2025;39:e70370.

biomea FUSION We Aim to Cure
Corporate Presentation June 2025
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Combination Treatment: Icovamenib enhanced responsiveness of islets to GLP-1/GIP dual receptor agonist Tirzepatide Day Day Culture 7 days under glucotox conditions 8 (8 mM glucose) 1 DMSO Cadaver derived human islets Icovamenib, 30 nM Icovamenib, 100 nM Perform Glucose Stimulated Non-diabetic donor: Insulin Secretion -/+ Tirzepatide Icovamenib, 300 nM 38-year old white male, BMI: 29.2, HbA1C 5.2% Glucose Stimulated Insulin Secretion Glucose Stimulated Insulin Secretions increased by 58 to 186% with combination of icovamenib + tirzepatide vs tirzepatide alone Corporate Presentation June 2025 34

Combination treatment of icovamenib and low-dose semaglutide reduces body weight and boosts lean mass fraction relative to baseline Fasting blood glucose reduced to normal range in Significant reduction in combination group vs. combination group semaglutide Corporate Presentation June 2025 35

COVALENT-111 Expansion Cohort Change in HbA1c from Baseline to Week 26 in Patients Taking GLP1-RA of Clinical Study COVALENT-111 (n=10) Icovamenib displayed clinically meaningful 0.8% reduction in HbA1c in participants uncontrolled on GLP-1-based therapies at Baseline GLP-1-Based Medicine 0 § 0.8% reduction in HbA1c with icovamenib as -0.2 add-on to “failing” GLP-1 RA-based therapy -0.4 § 5/5 pts on 0.25mg to 1mg semaglutide lost -0.6 additional weight when initiating icovamenib -0.7 -0.8 p=0.475 § Up to 14% of additional weight loss observed at -0.8 -0.8 -1 p=0.207 p=0.391 Week 26 -1.0 p=0.252 All Participants Arm A Arm B Arm C § COV-111 did not have protocol-mandated dietary requirements/restrictions n=10 n=3 n=3 n=4 Arm A: 8 weeks of dosing 100mg QD; Arm B: 12 weeks of dosing 100 mg QD; Arm C: 8 weeks of 100 mg QD + 4 weeks of 100 BID Corporate Presentation June 2025 36 Placebo-adjusted Mean Change HbA1c (%)

BMF-650 Next-Generation, Oral Small Molecule GLP-1 Receptor Agonist Overview of Pre-Clinical Findings Status: IND enabling Studies First Patient Enrollment: Expected H2 2025

Achieving a Greater Therapeutic Window with BMF-650 A Next-Generation Oral GLP-1 Receptor Agonist Better properties exhibited by BMF-650 in preclinical studies than Orforglipron Higher plasma Improved PK properties: Patient-friendly protein binding for a • Greater bioavailability titration properties cleaner safety/ • Less variability tolerability profile “Why a greater therapeutic window”? - Only 3 of 10 patients in the real-world setting are staying on a GLP-1 based therapy Corporate Presentation June 2025 38

BMF-650 Showed Favorable In Vitro On-Target Activity and Off-Target Selectivity GLP-1 human ECβ-arrestin1β-arrestin2 50 Compound EC EC 50 50 25 °C 37 °C BMF-650 8.6 nM 2.6 nM > 10 µM > 10 µM orforglipron 2.6 nM 0.1 nM > 10 µM > 10 µM • Good potency on-target to achieve more efficient drug titration • No off-target concerns from counter-screening assays Corporate Presentation June 2025 39

Pharmacokinetics of BMF-650 Showed Very Good Preclinical Bioavailability with Low Inter-Individual Variability

Cynomolgus monkey PO PK



BMF-650 0.36 mg/kg PO
orforglipron 0.36 mg/kg PO
Conc [ng/mL]
1000
100
10
1
0
10
20
30
time [h]

Compound	cyno PO	$T_{1/2}$ (h)	%F
BMF-650	0.36 mg/kg	3.66	54.0
orforglipron	0.36 mg/kg	3.70	29.4

Sprague-Dawley rat PO PK



BMF-650 5 mg/kg PO
orforglipron 5 mg/kg PO
Conc [ng/mL]
1000
100
10
1
0
10
20
30
time [h]

Compound	rat PO	$T_{1/2}$ (h)	%F
BMF-650	5 mg/kg	5.14	32.6
orforglipron	5 mg/kg	7.44	11.2

BMF-650 showed 2 to 3-fold greater oral bioavailability in comparison to orfoglipron

Cynomolgus monkey PK day 6 BMF-650



3 mkg
6 mkg
conc [ng/mL]
10000
1000
100
10
1
0
10
20
30
time [h]

Compound	cyno PO	Day	AUC**
BMF-650	3 mg/kg	6*	9,353
BMF-650	6 mg/kg	6#	19,918

* d6 of 6 days of daily PO dosing; d6# after 6 additional days of PO dosing at indicated dose level. ** hr*ng/mL

Dose Proportionate Exposure

PO =per oral

Sprague-Dawley rat PK days 1, 7 BMF-650



70 mpk d1
70 mpk d7
conc [ng/mL]
100000
10000
1000
100
10
1
0
10
20
30
time [h]

Compound	rat PO	day	AUC*
BMF-650	70 mg/kg	1	269,100
BMF-650	70 mg/kg	7	289,370

Continuous Exposure after multiple days

Corporate Presentation June 2025

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Projected Human Dose for BMF-650 is Similar Among the Oral Agents All titration doses shown target obesity indications GSBR-1290 Orforglipron BMF-650 CT-996 (Structure (Eli Lilly) (Biomea) (Roche/Carmot) Therapeutics) Doses tested in cynomolgus monkeys 0.05 to 1 2 to 30 mg/kg 2 to 10 mg/kg 3 to 30 mg/kg to address food mg/kg intake Clinical titration 150 mg 36 mg 120 mg 120 mg target (projected) Corporate Presentation June 2025 41

BMF-650 Potentiated Blood Glucose Reduction in Cynomolgus Monkeys Glucose levels Glucose AUC 30 600 vehicle BMF-650 (0.05) BMF-650 (0.10) orforglipron LD 400 20 orforglipron HD 200 10 0 0 0 50 100 time [min] BMF-650 BMF-650 orforglipron orforglipron Vehicle 0.05mg/kg 0.1mg/kg Low dose (lit)* high dose (lit)* High and low dosing levels AUC Mean (N=4) 533 401 404 461 418 for orforglipron based on publications: 0.0018 and Glucose 0.0054 mg/kg 0 -25% -24% -14% -22% lowering *PNAS November 24, 2020. vol. 117 no. 47 29959-29967 Very good glucose control observed with small molecule GLP-1 R agonists (BMF-650) Corporate Presentation June 2025 42 Vehicle BMF-650 0.05 BMF-650 0.1 orforglipron LD orforglipron HD Blood glucose [mMol] Glucose AUC

BMF-650 demonstrated good appetite suppression in cynomolgus monkeys Averages of First 90-Minute Window and Across All Six Days of the Experiment Food Consumption for 90 min, 3hr post dose Daily food intake 100 100 Vehicle Vehicle BMF-650 (10 mg/kg) 80 80 BMF-650 (10 mg/kg) 60 60 40 40 20 20 0 0 • Food consumption tested daily in cynomolgus monkeys (n=4) • BMF-650 demonstrated good appetite suppression over the 6-day treatment period Corporate Presentation June 2025 43 Vehicle BMF-650 (10 mg/kg) Vehicle BMF-650 (10 mg/kg) Food consumed (g) % of total presented

BMF-650 demonstrated meaningful appetite suppression in cynomolgus monkeys Averages of First 90-Minute Window and Across All Six Days of the Experiment in Comparison to Orfoglipron Food Consumption for 90 min, 3hr post dose Daily food intake Vehicle Vehicle 100 100 BMF-650 (10 mg/kg) BMF-650 (10 mg/kg) orforglipron LD orforglipron LD 80 80 orforglipron HD orforglipron HD 60 60 40 40 20 20 0 0 High / low dose level for orforglipron from PNAS Nov 2020 Chugai/Lilly publication: 0.1 / 0.05 mg/kg • Food consumption tested daily in cynomolgus monkeys (n=4) • BMF-650 demonstrated meaningful appetite suppression over the 6-day treatment period Corporate Presentation June 2025 *LD = low dose; HD = high dose 44 Vehicle BMF-650 (10 mg/kg) orforglipron LD orforglipron HD Vehicle BMF-650 (10 mg/kg) orforglipron LD orforglipron HD Food consumed (g) % of total presented

Key Evaluation of Preclinical Activity: Set up of Weight Loss Study in Obese Cynomolgus Monkeys • 15 Obese cynomolgus monkeys were selected for the study and followed for 14 days prior to study start • Monkeys were distributed among 3 groups of 5 individuals at day -2 Group 1 Group 2 Group 3 Weight average [kg] 12.0 12.2 12.0 Daily food intake average [g] 154 156 147 • Monkeys were dosed QD with BMF-650: 10 or 30 mg/kg, or vehicle as a solution via oral gavage for 28 days. • Food rations were presented as breakfast, fruit snack, and dinner. Consumption was tracked. • Body weight was recorded daily. • Physical observations were recorded daily. • Lab values were measured on days -5, 13, 20, and 29 per protocol. Pre-study period 14 28 days of BMF-650 daily dosing days Study designed to capture detailed daily food consumption and weight changes Corporate Presentation June 2025 45

Weight Loss Study in Obese Cynomolgus Monkeys: Food Intake Assessment Total Food intake (mean of day 1-28) Total Food intake 250 250 Vehicle BMF-650, 10mg/kg BMF-650, 30mg/kg 200 200 150 150 109 mean (day 1-28) = 109 100 100 50 mean (day 1-28) = 35 35 50 mean (day 1-28) = 16 16 0 0 Time (day) Day 28 102 g Bar = 28-day average 50.2 g Dot = 1 (of 28) day 28.0 g average Meaningful and dose dependent food intake reduction for the duration of the study Corporate Presentation June 2025 46 Pre dose 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 vehicle BMF-650, 10mg/kg BMF-650, 30mg/kg Food intake (g) per day Total food intake (g)

Weight Loss Study in Obese Cynomolgus Monkeys: Food Intake Assessment Total food intake change 0 Day 27 -13.6% -50 -73.6% -80.4% -100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Time (day) Day 28 Vehicle -30.3% BMF-650, 10mg/kg BMF-650, 30mg/kg -69.0% -79.2% Literature data; Carmot Therapeutics (now part of the Roche group), ADA 2024. Cross-study comparison with CT-996 (Roche/Carmot) while not head-to-head appears favorable for BMF-650 No head-to-head studies of BMF-650 and CT-996 have been conducted. Comparing results from different preclinical studies may be unreliable due to differences in study designs, study endpoints, and other parameters. Corporate Presentation June 2025 47 % change from baseline

Weight Loss Study in Obese Cynomolgus Monkeys: Body Weight Reduction Body weight reduction 5 Vehicle BMF-650, 10mg/kg 0 BMF-650, 30mg/kg -2.3 -5 -2.7 -4.8 -2.8 -3.4 -7.5 -7.5 -10 -10.7 -10.2 -12.3 -15 -13.5 -15.2 -20 week 1 week 2 week 3 week 4 Meaningful, dose dependent, and continuous body weight reduction observed Corporate Presentation June 2025 48 Change from baseline (%)

Weight Loss Study in Obese Cynomolgus Monkeys: Body Weight Reduction Body weight change 0 -5 -10 Day 8 Day 15 Day 22 Day 29 -15 -2.30% -2.70% -2.80% -3.40% -4.77% -7.54% -10.20% -12.31% -7.48% -10.66% -13.49% -15.18% -20 0 1 2 3 4 5 6 7 8 9 1011121314151617181920212223242526272829 Time (day) Vehicle Literature data; Carmot Therapeutics (now part of the Roche group), ADA 2024. BMF-650, 10mg/kg BMF-650, 30mg/kg Weight loss in cross-study comparison with CT-996 (Roche/Carmot) while not head-to-head appears favorable No head-to-head studies of BMF-650 and CT-996 have been conducted. Comparing results from different preclinical studies may be unreliable due to differences in study designs, study endpoints, and other parameters. Corporate Presentation June 2025 49 % change from baseline

Oral BMF-650 Promotes Body Weight Reduction in Obese Cynomolgus Monkeys Body Weight Change (Individual) 2 Mean reduction in BW 0 (Day 29) -2 -4 Vehicle -3.4% -6 -8 BMF-650 10mg/kg -12.3% -10 -12 BMF-650 30mg/kg -15.2% -14 Vehicle (5 animals per dose group) -16 BMF-650, 10mpg -18 BMF-650, 30mpg -20 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Day Corporate Presentation June 2025 50 Change from baseline (%)

BMF-650 - Preclinical Observation of Adverse Events Low number of adverse events and decreasing frequency over time • BMF-650 generally well tolerated • No elevations of AST & ALT • 420 dosing occurrences (280 active / 140 placebo) • Total events of emesis in the active group 18 (6.4%) • Most of the events occurred in the first week and particularly in the first two days • Study was run without a titration scheme, once daily dosing over 28 days • 8 / 18 occurred in one monkey (#3) at the 10 mg/kg dose (LD) Emesis* Emesis Contribution from Monkey #3 Week 1 16%** 6% Week 2 4.2% 3% Week 3 4.2% 3% Week 4 1.4% - * Events per 70 weekly dosing occurrences **8% (1/2) on Days 1 & 2 of Week 1 Corporate Presentation June 2025 51

BMF-650 Demonstrated a Preclinical Profile Supporting Advancement

IND Submission Expected 2H 2025

- BMF-650 is similar to the broader orforglipron chemotype
- Superior oral bioavailability vs. orforglipron (across species)
- Intrinsic potency
- Robust glucose lowering and appetite suppression in primate models
- Projected clinical dose aligned with other leading oral GLP-1 agents
- Generally well tolerated without safety concerns to date

NEXT STEPS

Weight Reduction in Obese Monkeys Preclinical Update ✓

IND Filing – Expected in 2H 25

Initiation of Phase I in Obese, Healthy Volunteers – planned for 2H 2025 biomea FUSION We Aim to Cure
Corporate Presentation June 2025
52

Biomea Fusion: Oral Small Molecules For Diabetes and Obesity

- Potentially transformative disease-modifying activity in type 2 diabetes (T2D): Targets a root cause by restoring functional beta cells to enable endogenous insulin production – A result not achieved by currently available therapies
- Icovamenib is a menin inhibitor showing an emerging competitive clinical profile, demonstrating significant and durable HbA1c reductions, up to ~1.5% sustained well beyond end of treatment
- Oral, short-course therapy designed for durability and boost adherence and persistence, addressing a key barrier in chronic T2D management
- Addresses a critical unmet need in insulin-deficient T2D, the most vulnerable patient group at highest risk of macrovascular (CV) complications, rapid treatment failure, and fastest progression to insulin dependence
- Synergistic with GLP-1 therapies, expanding reach across broader T2D populations, and demonstrating additional benefits in weight loss, glucose control and muscle mass preservation in preclinical combination studies
- Efficient and cost-effective clinical pathway, with potential for a shorter Phase III program due to short term treatment - based on initial regulatory feedback
- Advancing BMF-650, a next-generation oral GLP-1 RA with best-in-class potential, into clinical development later this year biomea FUSION We Aim to Cure
Corporate Presentation June 2025
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Company Financials (NASDAQ: BMEA) For the three months ended March 31, 2025 Three Months Ended March 31, 2025 (unaudited) Operating expenses: R&D $ 22,897 G&A 6,815 Total Operating Expenses 29,712 Loss from operations (29,712) Interest and other income, net 450 Net loss $ (29,262) Other comprehensive loss: Changes in unrealized gain on short term investments, net — Comprehensive loss $ (29,262) Net loss per common share, basic and diluted $ (0.80) Weighted-average number of shares of common stock used to compute basic and diluted net loss per common share 36,627,148 1Q 25 Operating Expenses minus Stock Based Comp $29.3 M Cash, Cash Equivalents, and Restricted Cash as of March 31, 2025 $36.2 M Corporate Presentation June 2025 54

Biomea Fusion: A Diabetes and Obesity Medicines Company

"We believe we may have a method to reverse diabetes, to reset the body, so diabetes patients no longer require ongoing medication."

	Study	Indications	Anticipated Milestones for 2H 2025
ICOVAMENIB Menin Program (Potential First-In-Class)	COVALENT-111 Phase II	Type 2 Diabetes	52 Week Follow-up Data (26 Week Follow-up Data announced 12/24)
	COVALENT-112 Phase II	Type 1 Diabetes	52 Week Follow-up Data from those patients that completed original 12 weeks of dosing
	COVALENT- 211 Phase IIb	Type 2 Diabetes Severe Insulin Deficient Diabetes	FDA Type C Meeting Update Planned Initiation of Phase IIb in Severe Insulin Deficient Patients (discuss Phase III Pgm requirements)
	COVALENT- 212 Phase II	Type 2 Diabetes Combination with GLP-1 based therapies	Planned Initiation of Phase II in Patients uncontrolled on GLP-1 based therapies
BMF-650 Oral GLP-1RA	IND-Enabling Studies	Diabetes/Obesity	Weight Reduction in Obese Monkeys Preclinical Update – 2Q 2025 Planned Initiation of Phase I Study in Obese Healthy Volunteers 2H 2025

biomea FUSION We Aim to Cure™
Corporate Presentation June 2025
55

Thank you Corporate Presentation June 2025 56 56